Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned President & Chief Executive Officer and Chief Financial Officer of PlanGraphics, Inc. ("the Company"), certifies, that to their knowledge:

     1) the Company's Form 10-KSB for the annual period ended September30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Company's Form 10-KSB for the annual period ended September 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John C. Antenucci                     /s/ Fred Beisser
----------------------------------        ---------------------------------
John C. Antenucci                         Frederick G. Beisser

President & Chief Executive Officer       Treasurer and Senior Vice President -
                                            Finance (and Principal Financial
                                            Accounting Officer)

Date: December 30, 2005                   Date: December 30, 2005




The foregoing certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section. The foregoing certification will also not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.